

<ARTICLE>                     5
<LEGEND>
         This schedule contains summary financial information extracted from the
         Registrant's unaudited interim consolidated Financial Statements included in the Registrant's quarterly report on Form 10-Q for the period ended September 30, 1997 and is qualified in its entirety by reference to such Financial Statements.
</LEGEND>
<MULTIPLIER>                                   1,000
<CURRENCY>                                     US DOLLARS

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-START>                                 JAN-01-1997
<PERIOD-END>                                   SEP-30-1997
<EXCHANGE-RATE>                                1
<CASH>                                         8,350
<SECURITIES>                                   0
<RECEIVABLES>                                  42,579
<ALLOWANCES>                                   549
<INVENTORY>                                    7,121
<CURRENT-ASSETS>                               61,170
<PP&E>                                         8,324
<DEPRECIATION>                                 2,050
<TOTAL-ASSETS>                                 69,877
<CURRENT-LIABILITIES>                          29,361
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       63
<OTHER-SE>                                     39,778
<TOTAL-LIABILITY-AND-EQUITY>                   69,877
<SALES>                                        104,967
<TOTAL-REVENUES>                               134,803
<CGS>                                          92,973
<TOTAL-COSTS>                                  112,699
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             149
<INCOME-PRETAX>                                6,236
<INCOME-TAX>                                   2,557
<INCOME-CONTINUING>                            3,679
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   3,679
<EPS-PRIMARY><F1>                              0.66<F2>
<EPS-DILUTED>                                  0.64<F2>


<F1>  The word "Primary" should be deleted and replaced with the word "Basic".

<F2>  This amount was restated in accordance with Financial Accounting Standards
      Board Statement No. 128 and Staff Accounting Bulleting No. 98.
